Fixed assets, net	6 Months Ended
Jun. 30, 2016
Fixed assets, net
Fixed assets, net

4Fixed assets, net

On December 23, 2015, the Company entered into an agreement to sell the Federal for gross sale consideration of $7.2 million, of which $1.4 million was received in advance during the year ended December 31, 2015 and the remaining $5.8 million was received upon the completion of the sale on January 8, 2016. As of December 31, 2015, the Federal was classified as vessel held for sale in the consolidated Balance Sheet and was valued at $6.3 million, net of impairment loss of $2.1 million. The sale of the vessel resulted in a loss on sale of the vessel of $36 thousand.

During the year ended December 31, 2015, the Company recorded an impairment loss of $39.0 million in relation to its twelve of the older vessels that are held and used. Fair value of each vessel was determined with the assistance from valuations obtained by third party independent shipbrokers.

The residual value (estimated scrap value at the end of the vessels’ useful lives) of the fleet was estimated at $379.6 million and $386.4 million as of June 30, 2016 and as of December 31, 2015, respectively. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclicality of the nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.